Exhibit A

OGE Energy Corp.
Consolidating Balance Sheet
December 31, 2000

                                                  OGE       Oklahoma Gas
(dollars in thousands)                           Energy     and Electric      Enogex      Origen        OGE       Consolidating
                                                  Corp.       Company          Inc.        Inc.    Capital Trust   Adjustments
                                              ------------  -------------  ------------  --------  -------------  -------------
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents................   $       -     $        422   $       -     $    32   $        -     $        -
  Accounts receivable - customers,
    less reserve of $4,135.................           -          130,920       315,265       -              -              -
  Accounts receivable - affiliates.........           -              -             -          62        209,679       (209,741)
  Accrued unbilled revenues................           -           49,000           -         -              -              -
  Accounts receivable-other................           437         14,092        10,150        34            -              -
  Fuel inventories.........................           -           75,515       124,801       -              -              -
  Materials and supplies, at average cost..         2,223         32,796         6,498       -              -              -
  Prepayments and other....................         4,520         38,521         2,674       -              -              -
  Price risk management....................           -              -          45,727       -              -              -
  Accumulated deferred tax assets..........           701          8,454         1,514       -              -              -
                                              ------------  -------------  ------------  --------  -------------  -------------
    Total current assets...................         7,881        349,720       506,629       128        209,679       (209,741)

OTHER PROPERTY AND INVESTMENTS, at cost....     1,388,978         15,396         2,707     1,458            -       (1,371,559)
PROPERTY, PLANT & EQUIPMENT:
  In service...............................        36,439      3,867,886     1,419,216       -              -              -
  Construction work in progress............         1,365         14,889        30,762       -              -              -
                                              ------------  -------------  ------------  --------  -------------  -------------
    Total property, plant and equipment....        37,804      3,882,775     1,449,978       -              -              -
      Less accumulated depreciation........        12,677      1,897,696       240,720       -              -              -
                                              ------------  -------------  ------------  --------  -------------  -------------
  Net property, plant and equipment........        25,127      1,985,079     1,209,258       -              -              -
DEFERRED CHARGES:
  Advance payments for gas.................           -           12,500           -         -              -              -
  Income taxes recoverable through
    future rates...........................           -           38,654           -         -              -              -
  Other....................................        11,313         36,100       100,323       -              -              -
                                              ------------  -------------  ------------  --------  -------------  -------------
    Total deferred charges.................        11,313         87,254       100,323       -              -              -
                                              ------------  -------------  ------------  --------  -------------  -------------
TOTAL ASSETS...............................   $ 1,433,299   $  2,437,449   $ 1,818,917   $ 1,586   $    209,679   $ (1,581,300)
                                              ============  =============  ============  ========  =============  =============

                                                  OGE
(dollars in thousands)                        Consolidated
                                               Statements
                                              ------------
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents................   $       454
  Accounts receivable - customers,
    less reserve of $4,135.................       446,185
  Accounts receivable - affiliates.........           -
  Accrued unbilled revenues................        49,000
  Accounts receivable-other................        24,713
  Fuel inventories.........................       200,316
  Materials and supplies, at average cost..        41,517
  Prepayments and other....................        45,715
  Price risk management....................        45,727
  Accumulated deferred tax assets..........        10,669
                                              ------------
    Total current assets...................       864,296

OTHER PROPERTY AND INVESTMENTS, at cost....        36,980
PROPERTY, PLANT & EQUIPMENT:
  In service...............................     5,323,541
  Construction work in progress............        47,016
                                              ------------
    Total property, plant and equipment....     5,370,557
      Less accumulated depreciation........     2,151,093
                                              ------------
  Net property, plant and equipment........     3,219,464
DEFERRED CHARGES:
  Advance payments for gas.................        12,500
  Income taxes recoverable through
    future rates...........................        38,654
  Other....................................       147,736
                                              ------------
    Total deferred charges.................       198,890
                                              ------------

TOTAL ASSETS...............................   $ 4,319,630
                                              ============

                                       -8-

Exhibit A

OGE Energy Corp.
Consolidating Balance Sheet
December 31, 2000

                                                        OGE       Oklahoma Gas
(dollars in thousands)                                 Energy     and Electric      Enogex      Origen       OGE        Consolidating
                                                        Corp.       Company          Inc.       Inc.     Capital Trust   Adjustments
                                                    ------------  -------------  ------------  --------  -------------  -------------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Short-term debt.................................  $   284,500   $        -     $       -     $   -     $        -     $        -
  Accounts payable - affiliates...................       39,897         90,474        79,370       -              -         (209,741)
  Accounts payable - other........................        1,641        107,416       221,388       -              -              -
  Dividends payable...............................       25,890            -             -         -              -              -
  Customers' deposits.............................          -           22,645             2       -              -              -
  Accrued taxes...................................        6,062         19,951         7,054       -              -              -
  Accrued interest................................          -           14,535        22,675       -            3,489            -
  Long-term debt due within one year..............          -              -           2,000       -              -              -
  Price risk management...........................          -              -          33,709       -              -              -
  Other...........................................        4,446         21,249        11,210        70            -              -
                                                    ------------  -------------  ------------  --------  -------------  -------------
    Total current liabilities.....................      362,436        276,270       377,408        70          3,489       (209,741)

LONG-TERM DEBT....................................          -          702,582       745,941       -          200,000            -

DEFERRED CREDITS AND OTHER LIABILITIES:
  Accrued pension and benefit obligation .........          252         11,277         2,727       -              -              -
  Accumulated deferred income taxes...............        2,795        449,420       166,145       -              -
  Accumulated deferred investment tax credits.....          -           57,429           -         -              -              -
  Other...........................................        3,508         12,500        90,814       -              -              -
                                                    ------------  -------------  ------------  --------  -------------  -------------
    Total deferred credits and other liabilities..        6,555        530,626       259,686       -              -              -

STOCKHOLDERS' EQUITY:
  Common stockholders' equity.....................      443,298        512,446       386,668     5,001          6,190       (910,305)
  Retained earnings...............................      621,010        415,525        49,214    (3,485)           -         (461,254)
                                                    ------------  -------------  ------------  --------  -------------  -------------
    Total stockholders' equity....................    1,064,308        927,971       435,882     1,516          6,190     (1,371,559)
                                                    ------------  -------------  ------------  --------  -------------  -------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY........  $ 1,433,299   $  2,437,449   $ 1,818,917   $ 1,586   $    209,679   $ (1,581,300)
                                                    ============  =============  ============  ========  =============  =============

                                                         OGE
(dollars in thousands)                              Consolidated
                                                     Statements
                                                    ------------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Short-term debt.................................  $   284,500
  Accounts payable - affiliates...................          -
  Accounts payable - other........................      330,445
  Dividends payable...............................       25,890
  Customers' deposits.............................       22,647
  Accrued taxes...................................       33,067
  Accrued interest................................       40,699
  Long-term debt due within one year..............        2,000
  Price risk management...........................       33,709
  Other...........................................       36,975
                                                    ------------
    Total current liabilities.....................      809,932

LONG-TERM DEBT....................................    1,648,523

DEFERRED CREDITS AND OTHER LIABILITIES:
  Accrued pension and benefit obligation .........       14,256
  Accumulated deferred income taxes...............      618,360
  Accumulated deferred investment tax credits.....       57,429
  Other...........................................      106,822
                                                    ------------
    Total deferred credits and other liabilities..      796,867

STOCKHOLDERS' EQUITY:
  Common stockholders' equity.....................      443,298
  Retained earnings...............................      621,010
                                                    ------------
    Total stockholders' equity....................    1,064,308
                                                    ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY........  $ 4,319,630
                                                    ============

                                       -9-

OGE Energy Corp.
Consolidating Statement of Income
Year Ended December 31, 2000

                                                       OGE       Oklahoma Gas
(dollars in thousands except per share data)          Energy     and Electric      Enogex      Origen        OGE       Consolidating
                                                       Corp.       Company          Inc.        Inc.    Capital Trust   Adjustments
                                                    -----------  -------------  ------------  --------  -------------  -------------
OPERATING REVENUES................................  $      -     $  1,453,585   $ 2,111,600   $   -     $        -     $   (266,458)

OPERATING EXPENSES:
  Fuel............................................         -          489,049           -         -              -          (37,436)
  Purchased power.................................         -          263,328           -         -              -              -
  Gas and electricity purchased for resale........         -              -       1,687,108       -              -         (229,023)
  Other operation and maintenance.................      (8,495)       267,353       277,864        29            -              -
  Depreciation and amortization...................       6,668        117,257        52,219       -              -              -
  Taxes other than income.........................       2,124         45,460        15,401       -              -              -
                                                    -----------  -------------  ------------  --------  -------------  -------------
    Total operating expenses......................         297      1,182,447     2,032,592        29            -         (266,459)
                                                    -----------  -------------  ------------  --------  -------------  -------------
OPERATING INCOME..................................        (297)       271,138        79,008       (29)           -                1
OTHER INCOME (EXPENSES), Net......................         313         (2,745)        5,027       -              -              -
                                                    -----------  -------------  ------------  --------  -------------  -------------
EARNINGS BEFORE INTEREST AND TAXES................          16        268,393        84,035       (29)           -                1

INTEREST INCOME (EXPENSES):
  Interest income.................................       4,648          1,121         2,878       113         17,268        (22,240)
  Interest on long-term debt......................         -          (45,858)      (55,594)      -              -              -
  Interest on trust preferred securities..........         -              -             -         -          (17,268)           -
  Other interest charges..........................     (32,921)          (922)       (2,335)       (6)           -           22,240
                                                    -----------  -------------  ------------  --------  -------------  -------------
    Net interest income (expenses)................     (28,273)       (45,659)      (55,051)      107            -              -

EARNINGS BEFORE INCOME TAXES......................     (28,257)       222,734        28,984        78            -                1
INCOME TAX EXPENSE................................     (13,159)        80,342         9,285        37            -              -
                                                    -----------  -------------  ------------  --------  -------------  -------------
NET INCOME BEFORE CONTRIBUTION FROM SUBSIDIARIES..     (15,098)       142,392        19,699        41            -                1
INCOME FROM SUBSIDIARIES..........................     162,133            -             -         -              -         (162,133)
                                                    -----------  -------------  ------------  --------  -------------  -------------
NET INCOME........................................  $  147,035   $    142,392   $    19,699   $    41   $        -     $   (162,132)
                                                    ===========  =============  ============  ========  =============  =============
AVERAGE COMMON SHARES
  OUTSTANDING (thousands).........................      77,864
EARNINGS PER AVERAGE
  COMMON SHARE....................................  $     1.89

                                                        OGE
                                                    Consolidated
                                                     Statements
                                                    -------------
OPERATING REVENUES................................  $  3,298,727

OPERATING EXPENSES:
  Fuel............................................       451,613
  Purchased power.................................       263,328
  Gas and electricity purchased for resale........     1,458,085
  Other operation and maintenance.................       536,751
  Depreciation and amortization...................       176,144
  Taxes other than income.........................        62,985
                                                    -------------
    Total operating expenses......................     2,948,906
                                                    -------------
OPERATING INCOME..................................       349,821
OTHER INCOME (EXPENSES), Net......................         2,595
                                                    -------------
EARNINGS BEFORE INTEREST AND TAXES................       352,416

INTEREST INCOME (EXPENSES):
  Interest income.................................         3,788
  Interest on long-term debt......................      (101,452)
  Interest on trust preferred securities..........       (17,268)
  Other interest charges..........................       (13,944)
                                                    -------------
    Net interest income (expenses). ..............      (128,876)

EARNINGS BEFORE INCOME TAXES......................       223,540
INCOME TAX EXPENSE................................        76,505
                                                    -------------
NET INCOME BEFORE CONTRIBUTION FROM SUBSIDIARIES..       147,035
INCOME FROM SUBSIDIARIES..........................           -
                                                    -------------
NET INCOME........................................  $    147,035
                                                    =============
AVERAGE COMMON SHARES
  OUTSTANDING (thousands).........................        77,864
EARNINGS PER AVERAGE
  COMMON SHARE....................................  $       1.89

                                       -10-

Exhibit A

OGE Energy Corp.
Consolidating Statement of Retained Earnings
Year Ended December 31, 2000

                                                       OGE       Oklahoma Gas
(dollars in thousands)                                Energy     and Electric     Enogex     Origen        OGE       Consolidating
                                                       Corp.       Company         Inc.       Inc.    Capital Trust   Adjustments
                                                    -----------  -------------  ----------  --------  -------------  -------------
BALANCE AT BEGINNING OF PERIOD....................  $  577,532   $    376,691   $  39,715   $(3,526)  $        -     $   (412,880)

ADD - net income (loss)...........................     147,035        142,392      19,699        41            -         (162,132)
                                                    -----------  -------------  ----------  --------  -------------  -------------
    Total.........................................     724,567        519,083      59,414    (3,485)           -         (575,012)

DEDUCT:
  Cash dividends declared
    on common stock...............................     103,557        103,558      10,200       -              -         (113,758)
                                                    -----------  -------------  ----------  --------  -------------  -------------
BALANCE AT END OF PERIOD..........................  $  621,010   $    415,525   $  49,214   $(3,485)  $        -     $   (461,254)
                                                    ===========  =============  ==========  ========  =============  =============

                                                         OGE
(dollars in thousands)                              Consolidated
                                                     Statements
                                                    ------------
BALANCE AT BEGINNING OF PERIOD....................  $   577,532

ADD - net income (loss)...........................      147,035
                                                    ------------
    Total.........................................      724,567

DEDUCT:
  Cash dividends declared
    on common stock...............................      103,557
                                                    ------------
BALANCE AT END OF PERIOD..........................  $   621,010
                                                    ============

                                      -11-

Exhibit A

Enogex Inc.
Consolidating Balance Sheet
December 31, 2000

                                                          Enogex           OGE          Enogex         Enogex          Enogex
(dollars in thousands)                        Enogex     Products        Energy       Exploration     Arkansas           Gas
                                               Inc.     Corporation  Resources, Inc.  Corporation  Pipeline Corp.  Gathering, L.L.C.
                                           -----------  -----------  ---------------  -----------  --------------  -----------------
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents..............  $      -     $    8,088   $       13,460   $      -     $         838   $            -
  Accounts receivable - customers,
    less reserve of $463.................       9,027        8,590          250,310          -             4,201              1,403
  Accounts receivable - affiliates.......     706,406          -                -            -             3,615                -
  Accounts receivable-other..............         204          116            3,442        6,378              37                (27)
  Fuel inventories.......................         -            -                -            -               -               38,980
  Materials and supplies, at
    average cost.........................       2,900          258              -            -               561                -
  Prepayments and other..................       1,100          -                111          678              44                -
  Price risk management..................         -            -             18,824       26,903             -                  -
  Accumulated deferred tax assets........         620          -                880          -               -                  -
                                           -----------  -----------  ---------------  -----------  --------------  -----------------
    Total current assets.................     720,257       17,052          287,027       33,959           9,296             40,356

OTHER PROPERTY AND INVESTMENTS, at cost..     198,304          -                 55          -               -                  -

PROPERTY, PLANT & EQUIPMENT:
  In service.............................     201,160       74,344            3,335       74,557         147,696            208,053
  Construction work in progress..........         544        9,779                9          -             1,323              3,428
                                           -----------  -----------  ---------------  -----------  --------------  -----------------
    Total property, plant and equipment..     201,704       84,123            3,344       74,557         149 019            211,481
      Less accumulated depreciation......      78,290       14,888            1,023       33,959           7,318             74,831
                                           -----------  -----------  ---------------  -----------  --------------  -----------------
  Net property, plant and equipment......     123,414       69,235            2,321       40,598         141,701            136,650

DEFERRED CHARGES                               48,332        3,463            9,233          -            10,667             14,383
                                           -----------  -----------  ---------------  -----------  --------------  -----------------
TOTAL ASSETS.............................  $1,090,307   $   89,750   $      298,636   $   74,557   $     161,664   $        191,389
                                           ===========  ===========  ===============  ===========  ==============  =================

                                             Transok                      Enogex
(dollars in thousands)                       Holding,   Consolidating  Consolidated
                                               LLC       Adjustments    Statements
                                           -----------  -------------  ------------
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents..............  $      -     $    (22,386)  $       -
  Accounts receivable - customers,
    less reserve of $463.................      41,734            -         315,265
  Accounts receivable - affiliates.......         -         (710,021)          -
  Accounts receivable-other..............         -              -          10,150
  Fuel inventories.......................      85,821            -         124,801
  Materials and supplies, at
    average cost.........................       2,779            -           6,498
  Prepayments and other..................         741            -           2,674
  Price risk management..................         -              -          45,727
  Accumulated deferred tax assets........          14            -           1,514
                                           -----------  -------------  ------------
    Total current assets.................     131,089       (732,407)      506,629

OTHER PROPERTY AND INVESTMENTS, at cost..          29       (195,681)        2,707

PROPERTY, PLANT & EQUIPMENT:
  In service.............................     710,071            -       1,419,216
  Construction work in progress..........      15,679            -          30,762
                                           -----------  -------------  ------------
    Total property, plant and equipment..     725,750            -       1,449,978
      Less accumulated depreciation......      30,411            -         240,720
                                           -----------  -------------  ------------
  Net property, plant and equipment......     695,339            -       1,209,258

DEFERRED CHARGES                               29,629        (15,384)      100,323
                                           -----------  -------------  ------------
TOTAL ASSETS.............................  $  856,086   $   (943,472)  $ 1,818,917
                                           ===========  =============  ============

                                      -12-

Exhibit A

Enogex Inc.
Consolidating Balance Sheet
December 31, 2000

                                                          Enogex           OGE           Enogex        Enogex          Enogex
(dollars in thousands)                        Enogex     Products        Energy       Exploration     Arkansas           Gas
                                               Inc.     Corporation  Resources, Inc.  Corporation  Pipeline Corp.  Gathering, L.L.C.
                                           -----------  -----------  ---------------  -----------  --------------  -----------------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable - affiliates..........  $      -     $   39,276   $       78,634   $   23,155   $      64,986   $         61,389
  Accounts payable - other...............       4,086       13,779          158,890          309           6,565             10,955
  Customers' deposits....................           2          -                -            -               -                  -
  Accrued taxes..........................         667          510               17           11           1,083                507
  Accrued interest.......................      17,777          -                -            -               448                -
  Long-term debt due within one year.....         -            -                -            -             2,000                -
  Price risk management..................         -            -             33,709          -               -                  -
  Other..................................       3,228          -              1,125           15             -                  -
                                           -----------  -----------  ---------------  -----------  --------------  -----------------
    Total current liabilities............      25,760       53,565          272,375       23,490          75,082             72,851

LONG-TERM DEBT...........................     493,000          -                -            -            79,941                -

DEFERRED CREDITS AND OTHER LIABILITIES:
  Accrued pension and benefit obligation.       2,574          -                153          -               -                  -
  Accumulated deferred income taxes......      63,492        8,240              235       10,224           8,002                -
  Other..................................      69,599        8,938            4,414          -             1,928                -
                                           -----------  -----------  ---------------  -----------  --------------  -----------------
    Total deferred credits and other
      liabilities........................     135,665       17,178            4,802       10,224           9,930                -

STOCKHOLDERS' EQUITY:
  Common stockholders' equity............     386,668        3,713           15,001       12,751               1             91,327
  Retained earnings......................      49,214       15,294            6,458       28,092          (3,290)            27,211
                                           -----------  -----------  ---------------  -----------  --------------  -----------------
    Total stockholders' equity...........     435,882       19,007           21,459       40,843          (3,289)           118,538
                                           -----------  -----------  ---------------  -----------  --------------  -----------------
TOTAL LIABILITIES AND STOCKHOLDERS'
 EQUITY..................................  $1,090,307   $   89,750   $      298,636   $   74,557   $     161,664   $        191,389
                                           ===========  ===========  ===============  ===========  ==============  =================

                                             Transok                      Enogex
(dollars in thousands)                       Holding,   Consolidating  Consolidated
                                               LLC       Adjustments    Statements
                                           -----------  -------------  ------------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable - affiliates..........  $  521,951   $   (710,021)  $    79,370
  Accounts payable - other...............      49,191        (22,387)      221,388
  Customers' deposits....................         -              -               2
  Accrued taxes..........................       4,259            -           7,054
  Accrued interest.......................       4,450            -          22,675
  Long-term debt due within one year.....         -              -           2,000
  Price risk management..................         -              -          33,709
  Other..................................       6,842            -          11,210
                                           -----------  -------------  ------------
    Total current liabilities............     586,693       (732,408)      377,408

LONG-TERM DEBT...........................     173,000            -         745,941

DEFERRED CREDITS AND OTHER LIABILITIES:
  Accrued pension and benefit obligation.         -              -           2,727
  Accumulated deferred income taxes......      75,952            -         166,145
  Other..................................      21,318        (15,383)       90,814
                                           -----------  -------------  ------------
    Total deferred credits and other
      liabilities........................      97,270        (15,383)      259,686

STOCKHOLDERS' EQUITY:
  Common stockholders' equity............         -         (122,793)      386,668
  Retained earnings......................        (877)       (72,888)       49,214
                                           -----------  -------------  ------------
    Total stockholders' equity...........        (877)      (195,681)      435,882
                                           -----------  -------------  ------------
TOTAL LIABILITIES AND STOCKHOLDERS'
 EQUITY..................................  $  856,086   $   (943,472)  $ 1,818,917
                                           ===========  =============  ============

                                      -13-

Exhibit A

Enogex Inc.
Consolidating Statement of Income
Year Ended December 31, 2000

                                                          Enogex          OGE           Enogex         Enogex          Enogex
(dollars in thousands)                        Enogex     Products        Energy       Exploration     Arkansas           Gas
                                               Inc.     Corporation  Resources, Inc.  Corporation  Pipeline Corp.  Gathering, L.L.C.
                                           -----------  -----------  ---------------  -----------  --------------  -----------------
OPERATING REVENUES.......................  $   29,283   $  140,718   $    1,755,521   $   27,100   $      73,409   $        170,084

OPERATING EXPENSES:
  Gas and electricity purchased
    for resale...........................         -        102,599        1,735,552          -            60,310            133,024
  Other operation and maintenance........      21,129       20,895           11,630       11,440           5,939             18,556
  Depreciation and amortization..........       8,037        3,812            1,771        6,231           3,201              8,610
  Taxes other than income................       1,693          861              361           94           1,055              2,007
                                           -----------  -----------  ---------------  -----------  --------------  -----------------
    Total operating expenses.............      30,859      128,167        1,749,314       17,765          70,505            162,197
                                           -----------  -----------  ---------------  -----------  --------------  -----------------
OPERATING INCOME.........................      (1,576)      12,551            6,207        9,335           2,904              7,887
OTHER INCOME (EXPENSES), Net.............         (20)         674             (803)       2,343           1,264                311
                                           -----------  -----------  ---------------  -----------  --------------  -----------------
EARNINGS BEFORE INTEREST AND TAXES.......      (1,596)      13,225            5,404       11,678           4,168              8,198

INTEREST INCOME (EXPENSES):
  Interest income........................      35,574          486              502          -               155                167
  Interest on long-term debt.............     (35,267)         -                -            -            (5,574)              (692)
  Other interest charges.................      (1,881)         -             (1,023)         -              (454)               -
                                           -----------  -----------  ---------------  -----------  --------------  -----------------
    Net interest income (expenses).......      (1,574)         486             (521)         -            (5,873)              (525)

EARNINGS BEFORE INCOME TAXES.............      (3,170)      13,711            4,883       11,678          (1,705)             7,673
INCOME TAX EXPENSES......................        (395)       5,367            1,751        2,203          (1,058)             3,057
                                           -----------  -----------  ---------------  -----------  --------------  -----------------
NET INCOME BEFORE CONTRIBUTION FROM
  SUBSIDIARIES...........................      (2,775)       8,344            3,132        9,475            (647)             4,616
INCOME FROM SUBSIDIARIES.................      22,474          -                -            -               -                  -
                                           -----------  -----------  ---------------  -----------  --------------  -----------------
NET INCOME (LOSS)........................  $   19,699   $    8,344   $        3,132   $    9,475   $        (647)  $          4,616
                                           ===========  ===========  ===============  ===========  ==============  =================

                                             Transok                      Enogex
(dollars in thousands)                       Holding,   Consolidating  Consolidated
                                               LLC       Adjustments    Statements
                                           -----------  -------------  ------------
OPERATING REVENUES.......................  $  677,432   $   (761,947)  $ 2,111,600

OPERATING EXPENSES:
  Gas and electricity purchased
    for resale...........................     416,913       (761,290)    1,687,108
  Other operation and maintenance........     188,275            -         277,864
  Depreciation and amortization..........      20,557            -          52,219
  Taxes other than income................       9,330            -          15,401
                                           -----------  -------------  ------------
    Total operating expenses.............     635,075       (761,290)    2,032,592
                                           -----------  -------------  ------------
OPERATING INCOME.........................      42,357           (657)       79,008
OTHER INCOME (EXPENSES), Net.............         601            657         5,027
                                           -----------  -------------  ------------
EARNINGS BEFORE INTEREST AND TAXES.......      42,958            -          84,035

INTEREST INCOME (EXPENSES):
  Interest income........................         393        (34,399)        2,878
  Interest on long-term debt.............     (14,061)           -         (55,594)
  Other interest charges.................     (33,376)        34,399        (2,335)
                                           -----------  -------------  ------------
    Net interest income (expenses).......     (47,044)           -         (55,051)

EARNINGS BEFORE INCOME TAXES.............      (4,086)           -          28,984
INCOME TAX EXPENSES......................      (1,640)           -           9,285
                                           -----------  -------------  ------------
NET INCOME BEFORE CONTRIBUTION FROM
  SUBSIDIARIES...........................      (2,446)           -          19,699
INCOME FROM SUBSIDIARIES.................         -          (22,474)          -
                                           -----------  -------------  ------------
NET INCOME (LOSS)........................  $   (2,446)  $    (22,474)  $    19,699
                                           ===========  =============  ============

                                      -14-

Exhibit A

Enogex Inc.
Consolidating Statement of Retained Earnings
Year Ended December 31, 2000

                                                        Enogex          OGE           Enogex         Enogex          Enogex
(dollars in thousands)                      Enogex     Products        Energy       Exploration     Arkansas           Gas
                                             Inc.     Corporation  Resources, Inc.  Corporation  Pipeline Corp.  Gathering, L.L.C.
                                           ---------  -----------  ---------------  -----------  --------------  -----------------
BALANCE AT BEGINNING OF PERIOD...........  $ 39,715   $    6,950   $        3,326   $   18,617   $      (2,643)  $         22,595

ADD - net income (loss)..................    19,699        8,344            3,132        9,475            (647)             4,616
                                           ---------  -----------  ---------------  -----------  --------------  -----------------
    Total................................    59,414       15,294            6,458       28,092          (3,290)            27,211

DEDUCT:
  Cash dividends declared
    on common stock......................    10,200          -                -            -               -                  -
                                           ---------  -----------  ---------------  -----------  --------------  -----------------
BALANCE AT END OF PERIOD.................  $ 49,214   $   15,294   $        6,458   $   28,092   $      (3,290)  $         27,211
                                           =========  ===========  ===============  ===========  ==============  =================

                                             Transok                      Enogex
(dollars in thousands)                       Holding,   Consolidating  Consolidated
                                               LLC       Adjustments    Statements
                                           -----------  -------------  ------------
BALANCE AT BEGINNING OF PERIOD...........  $    1,569   $    (50,414)  $    39,715

ADD - net income (loss)..................      (2,446)       (22,474)       19,699
                                           -----------  -------------  ------------
    Total................................        (877)       (72,888)       59,414

DEDUCT:
  Cash dividends declared
    on common stock......................         -              -          10,200
                                           -----------  -------------  ------------
BALANCE AT END OF PERIOD.................  $     (877)  $    (72,888)  $    49,214
                                           ===========  =============  ============

                                     -15-

Exhibit A

Enogex Products Corporation
Consolidating Balance Sheet
December 31, 2000

                                                      Enogex                   Belvan       Todd          NuStar
(dollars in thousands)                               Products      Belvan     Partners,     Ranch          Joint     Consolidating
                                                    Corporation  Corporation    L.P.     Partners, L.P.   Venture     Adjustments
                                                    -----------  -----------  ---------  --------------  ----------  -------------
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents.......................  $      -     $    3,307   $    -     $         -     $   4,867   $        (86)
  Accounts receivable - customers.................         215        2,260        -               -         6,115            -
  Accounts receivable - affiliates................         -            -          -             2,008         -           (2,008)
  Accounts receivable - other.....................         -              1        -               -           115            -
  Materials and supplies, at average cost.........         -            -          -               -           258            -
                                                    -----------  -----------  ---------  --------------  ----------  -------------
    Total current assets..........................         215        5,568        -             2,008      11,355         (2,094)

OTHER PROPERTY AND INVESTMENTS, at cost...........      50,796          146        -               -           -          (50,942)

PROPERTY, PLANT & EQUIPMENT:
  In service......................................      18,119           70     11,726           1,790       42,639           -
  Construction work in progress...................       3,158          -          582             -          6,039           -
                                                    -----------  -----------  ---------  --------------  -----------  ------------
    Total property, plant and equipment...........      21,277           70     12,308           1,790       48,678           -
      Less accumulated depreciation...............       6,829           43      1,294             199        6,523           -
                                                    -----------  -----------  ---------  --------------  -----------  ------------
  Net property, plant and equipment...............      14,448           27     11,014           1,591       42,155           -

DEFERRED CHARGES..................................       1,074          466        -             1,804          119           -
                                                    -----------  -----------  ---------  --------------  -----------  ------------
TOTAL ASSETS......................................  $   66,533   $    6,207   $ 11,014   $       5,403   $   53,629   $   (53,036)
                                                    ===========  ===========  =========  ==============  ===========  ============

                                                        EPC
(dollars in thousands)                              Consolidated
                                                     Statements
                                                    ------------
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents.......................  $     8,088
  Accounts receivable - customers.................        8,590
  Accounts receivable - affiliates................          -
  Accounts receivable - other.....................          116
  Materials and supplies, at average cost.........          258
                                                    ------------
    Total current assets..........................       17,052

OTHER PROPERTY AND INVESTMENTS, at cost...........          -

PROPERTY, PLANT & EQUIPMENT:
  In service......................................       74,344
  Construction work in progress...................        9,779
                                                    ------------
    Total property, plant and equipment...........       84,123
      Less accumulated depreciation...............       14,888
                                                    ------------
  Net property, plant and equipment...............       69,235

DEFERRED CHARGES..................................        3,463
                                                    ------------
TOTAL ASSETS......................................  $    89,750
                                                    ============

                                      -16-

Exhibit A

Enogex Products Corporation
Consolidating Balance Sheet
December 31, 2000

                                                      Enogex                   Belvan        Todd         NuStar
(dollars in thousands)                               Products      Belvan     Partners,      Ranch         Joint     Consolidating
                                                    Corporation  Corporation    L.P.     Partners, L.P.   Venture     Adjustments
                                                    -----------  -----------  ---------  --------------  ----------  -------------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable - affiliates...................  $   35,753   $    3,705   $    543   $         -     $     -     $       (725)
  Accounts payable - other........................       3,373        2,703        -               -         7,703            -
  Accrued taxes...................................          72            1         74               1         362            -
  Other...........................................          88          -          -               -         1,282         (1,370)
                                                    -----------  -----------  ---------  --------------  ----------  -------------
    Total current liabilities.....................      39,286        6,409        617               1       9,347         (2,095)

DEFERRED CREDITS AND OTHER LIABILITIES:
  Accumulated deferred income taxes...............       8,240          -          -               -           -              -
  Other...........................................         -            -          -               -           100          8,838
                                                    -----------  -----------  ---------  --------------  ----------  -------------
    Total deferred credits and other liabilities..       8,240          -          -               -           100          8,838

STOCKHOLDERS' EQUITY:
  Common stockholders' equity.....................       3,713          324      9,400           4,157      28,975        (42,856)
  Retained earnings...............................      15,294         (526)       997           1,245      15,207        (16,923)
                                                    -----------  -----------  ---------  --------------  ----------  -------------
    Total stockholders' equity....................      19,007         (202)    10,397           5,402      44,182        (59,779)
                                                    -----------  -----------  ---------  --------------  ----------  -------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY........  $   66,533   $    6,207   $ 11,014   $       5,403   $  53,629   $    (53,036)
                                                    ===========  ===========  =========  ==============  ==========  =============

                                                         EPC
(dollars in thousands)                              Consolidated
                                                     Statements
                                                    -------------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable - affiliates...................  $     39,276
  Accounts payable - other........................        13,779
  Accrued taxes...................................           510
  Other...........................................           -
                                                    -------------
    Total current liabilities.....................        53,565

DEFERRED CREDITS AND OTHER LIABILITIES:
  Accumulated deferred income taxes...............         8,240
  Other...........................................         8,938
                                                    -------------
    Total deferred credits and other liabilities..        17,178

STOCKHOLDERS' EQUITY:
  Common stockholders' equity.....................         3,713
  Retained earnings...............................        15,294
                                                    -------------
    Total stockholders' equity....................        19,007
                                                    -------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY........  $     89,750
                                                    =============

                                      -17-

Exhibit A

Enogex Products Corporation
Consolidating Statement of Income
Year Ended December 31, 2000

                                                      Enogex                   Belvan       Todd          NuStar
(dollars in thousands)                               Products      Belvan     Partners,     Ranch          Joint     Consolidating
                                                    Corporation  Corporation    L.P.     Partners, L.P.   Venture     Adjustments
                                                    -----------  -----------  ---------  --------------  ----------  -------------
OPERATING REVENUES................................  $   54,336   $      -     $ 16,747   $       2,317   $  70,658   $     (3,340)

OPERATING EXPENSES:
  Gas and electricity purchased for resale........      31,131          -       14,153           2,039      58,616         (3,340)
  Other operation and maintenance.................      15,494          283      1,413             140       3,805           (240)
  Depreciation and amortization...................       1,001           21        539             222       2,029            -
  Taxes other than income.........................         299            7         87               2         466            -
                                                    -----------  -----------  ---------  --------------  ----------  -------------
    Total operating expenses......................      47,925          311     16,192           2,403      64,916         (3,580)
                                                    -----------  -----------  ---------  --------------  ----------  -------------
OPERATING INCOME..................................       6,411         (311)       555             (86)      5,742            240

OTHER INCOME (EXPENSES), Net......................       1,338          -          505              99         234         (1,502)
                                                    -----------  -----------  ---------  --------------  ----------  -------------
EARNINGS BEFORE INTEREST AND TAXES................       7,749         (311)     1,060              13       5,976         (1,262)

INTEREST INCOME (EXPENSES):
  Interest income.................................         -            149        -               -           337            -

EARNINGS BEFORE INCOME TAXES......................       7,749         (162)     1,060              13       6,313         (1,262)
INCOME TAX EXPENSES...............................       5,367          -          -               -           -              -
                                                    -----------  -----------  ---------  --------------  ----------  -------------
NET INCOME BEFORE CONTRIBUTION FROM
  SUBSIDIARIES....................................       2,382         (162)     1,060              13       6,313         (1,262)
INCOME FROM SUBSIDIARIES..........................       5,962          -          -               -           -           (5,962)
                                                    -----------  -----------  ---------  --------------  ----------  -------------
NET INCOME (LOSS).................................  $    8,344   $     (162)  $  1,060   $          13   $   6,313   $     (7,224)
                                                    ===========  ===========  =========  ==============  ==========  =============

                                                         EPC
(dollars in thousands)                              Consolidated
                                                     Statements
                                                    -------------
OPERATING REVENUES................................  $    140,718

OPERATING EXPENSES:
  Gas and electricity purchased for resale........       102,599
  Other operation and maintenance.................        20,895
  Depreciation and amortization...................         3,812
  Taxes other than income.........................           861
                                                    -------------
    Total operating expenses......................       128,167
                                                    -------------
OPERATING INCOME..................................        12,551

OTHER INCOME (EXPENSES), Net......................           674
                                                    -------------
EARNINGS BEFORE INTEREST AND TAXES................        13,225

INTEREST INCOME (EXPENSES):
  Interest income.................................           486

EARNINGS BEFORE INCOME TAXES......................        13,711
INCOME TAX EXPENSES...............................         5,367
                                                    -------------
NET INCOME BEFORE CONTRIBUTION FROM
  SUBSIDIARIES....................................         8,344
INCOME FROM SUBSIDIARIES..........................           -
                                                    -------------
NET INCOME (LOSS).................................  $      8,344
                                                    =============

                                      -18-

Exhibit A

Enogex Products Corporation
Consolidating Statement of Retained Earnings
Year Ended December 31, 2000

                                                      Enogex                   Belvan       Todd          NuStar
(dollars in thousands)                               Products      Belvan     Partners,     Ranch          Joint     Consolidating
                                                    Corporation  Corporation    L.P.     Partners, L.P.   Venture     Adjustments
                                                    -----------  -----------  ---------  --------------  ----------  -------------
BALANCE AT BEGINNING OF PERIOD....................  $    6,950   $     (364)  $    (63)  $       1,232   $   8,894   $     (9,699)

ADD - net income (loss)...........................       8,344         (162)     1,060              13       6,313         (7,224)
                                                    -----------  -----------  ---------  --------------  ----------  -------------
BALANCE AT END OF PERIOD..........................  $   15,294   $     (526)  $    997   $       1,245   $  15,207   $    (16,923)
                                                    ===========  ===========  =========  ==============  ==========  =============

                                                          EPC
(dollars in thousands)                              Consolidated
                                                     Statements
                                                    -------------
BALANCE AT BEGINNING OF PERIOD....................  $      6,950

ADD - net income (loss)...........................         8,344
                                                    -------------
BALANCE AT END OF PERIOD..........................  $     15,294
                                                    =============

                                      -19-

Exhibit A

Enogex Arkansas Pipeline Corporation
Consolidating Balance Sheet
December 31, 2000

                                                       Enogex         NOARK                        EAPC
(dollars in thousands)                                Arkansas       Pipeline   Consolidating  Consolidated
                                                    Pipeline Corp.  System, LP   Adjustments    Statements
                                                    --------------  ----------  -------------  ------------
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents.......................  $         -     $     838   $        -     $       838
  Accounts receivable - customers.................            -         4,201            -           4,201
  Accounts receivable - affiliates................            -         3,851           (236)        3,615
  Accounts receivable - other.....................            -            37            -              37
  Materials and supplies, at average cost.........            -           561            -             561
  Prepayments and other...........................            -            44            -              44
                                                    --------------  ----------  -------------  ------------
    Total current assets..........................            -         9,532           (236)        9,296

OTHER PROPERTY AND INVESTMENTS, at cost...........         75,294         -          (75,294)          -

PROPERTY, PLANT & EQUIPMENT:
  In service......................................            -       186,547        (38,851)      147,696
  Construction work in progress...................            -         1,323            -           1,323
                                                    --------------  ----------  -------------  ------------
    Total property, plant and equipment...........            -       187,870        (38,851)      149,019
      Less accumulated depreciation...............            -        23,716        (16,398)        7,318
                                                    --------------  ----------  -------------  ------------
  Net property, plant and equipment...............            -       164,154        (22,453)      141,701

DEFERRED CHARGES..................................            -        14,981         (4,314)       10,667
                                                    --------------  ----------  -------------  ------------
TOTAL ASSETS......................................  $      75,294   $ 188,667   $   (102,297)  $   161,664
                                                    ==============  ==========  =============  ============

                                      -20-

Exhibit A

Enogex Arkansas Pipeline Corporation
Consolidating Balance Sheet
December 31, 2000

                                                       Enogex         NOARK                        EAPC
(dollars in thousands)                                Arkansas       Pipeline   Consolidating  Consolidated
                                                    Pipeline Corp.  System, LP   Adjustments    Statements
                                                    --------------  ---------  -------------  ------------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable - affiliates...................  $      64,987   $      14   $        (15)  $    64,986
  Accounts payable - other........................            -         6,565            -           6,565
  Accrued taxes...................................            235         847              1         1,083
  Accrued interest................................            -           448            -             448
  Long-term debt due within one year..............            220       2,000           (220)        2,000
                                                    --------------  ----------  -------------  ------------
    Total current liabilities.....................         65,442       9,874           (234)       75,082

LONG-TERM DEBT....................................          6,941      73,000            -          79,941

DEFERRED CREDITS AND OTHER LIABILITIES:
  Accumulated deferred income taxes...............          8,002         -              -           8,002
  Other...........................................            -         1,928            -           1,928
                                                    --------------  ----------  -------------  ------------
    Total deferred credits and other liabilities..          8,002       1,928            -           9,930

STOCKHOLDERS' EQUITY:
  Common stockholders' equity.....................           (297)    112,936       (112,638)            1
  Retained earnings...............................         (4,794)     (9,071)        10,575        (3,290)
                                                    --------------  ----------  -------------  ------------
    Total stockholders' equity....................         (5,091)    103,865       (102,063)       (3,289)
                                                    --------------  ----------  -------------  ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY........  $      75,294   $ 188,667   $   (102,297)  $   161,664
                                                    ==============  ==========  =============  ============

                                      -21-

Exhibit A

Enogex Arkansas Pipeline Corporation
Consolidating Statement of Income
Year Ended December 31, 2000

                                                       Enogex         NOARK                        EAPC
(dollars in thousands)                                Arkansas       Pipeline   Consolidating  Consolidated
                                                    Pipeline Corp.  System, LP   Adjustments    Statements
                                                    --------------  ----------  -------------  ------------
OPERATING REVENUES................................  $        (224)  $  73,633   $        -     $    73,409

OPERATING EXPENSES:
  Gas purchased for resale........................            -        60,310            -          60,310
  Other operation and maintenance.................          2,139       3,800            -           5,939
  Depreciation....................................              1       3,590           (390)        3,201
  Taxes other than income.........................             20       1,035            -           1,055
                                                    --------------  ----------  -------------  ------------
    Total operating expenses......................          2,160      68,735           (390)       70,505
                                                    --------------  ----------  -------------  ------------
OPERATING INCOME..................................         (2,384)      4,898            390         2,904

OTHER INCOME (EXPENSES), Net......................            -            21          1,243         1,264
                                                    --------------  ----------  -------------  ------------
EARNINGS BEFORE INTEREST AND TAXES................         (2,384)      4,919          1,633         4,168

INTEREST INCOME:
  Interest income.................................            352         137           (334)          155
  Interest on long-term debt......................            -        (6,448)           874        (5,574)
  Other...........................................           (454)        -              -            (454)
                                                    --------------  ----------  -------------  ------------
    Net interest income (expenses)................           (102)     (6,311)           540        (5,873)

EARNINGS BEFORE INCOME TAXES......................         (2,486)     (1,392)         2,173        (1,705)

INCOME TAX EXPENSES...............................         (1,058)        -              -          (1,058)
                                                    --------------  ----------  -------------  ------------
NET INCOME BEFORE CONTRIBUTION FROM SUBSIDIARIES..         (1,428)     (1,392)         2,173          (647)

INCOME FROM SUBSIDIARIES..........................            176         -             (176)          -
                                                    --------------  ----------  -------------  ------------
NET INCOME (LOSS).................................  $      (1,252)  $  (1,392)  $      1,997   $      (647)
                                                    ==============  ==========  =============  ============

                                      -22-

Exhibit A

Enogex Arkansas Pipeline Corporation
Consolidating Statement of Retained Earnings
Year Ended December 31, 2000

                                                       Enogex         NOARK                        EAPC
(dollars in thousands)                                Arkansas       Pipeline   Consolidating  Consolidated
                                                    Pipeline Corp.  System, LP   Adjustments    Statements
                                                    --------------  ----------  -------------  ------------
BALANCE AT BEGINNING OF PERIOD....................  $      (3,542)  $  (7,679)  $      8,578   $    (2,643)

ADD - net income (loss)...........................         (1,252)     (1,392)         1,997          (647)
                                                    --------------  ----------  -------------  ------------
BALANCE AT END OF PERIOD..........................  $      (4,794)  $  (9,071)  $     10,575   $    (3,290)
                                                    ==============  ==========  =============  ============

                                      -23-

Exhibit A

NOARK Pipeline System, Limited Partnership
Consolidating Balance Sheet
December 31, 2000

                                                      NOARK        Ozark Gas       Arkansas            NOARK        Ozark Gas
(dollars in thousands)                               Pipeline    Transmission,      Western            Energy       Gathering,
                                                     System, LP      L.L.C.     Pipeline, L.L.C.  Services, L.L.C.    L.L.C.
                                                    -----------  -------------  ----------------  ----------------  ----------
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents.......................  $    3,663   $        -     $           -     $           -     $     -
  Accounts receivable - customers.................         137          1,899               107               (49)      2,107
  Accounts receivable - affiliates................      20,057         26,823               715               -         5,702
  Accounts receivable - other.....................         -               47               -                 -           (10)
  Materials and supplies, at average cost.........         -              561               -                 -           -
  Prepayments and other...........................         -               41               -                 -             3
                                                    -----------  -------------  ----------------  ----------------  ----------
    Total current assets..........................      23,857         29,371               822               (49)      7,802

OTHER PROPERTY AND INVESTMENTS, at cost...........     180,391            -                 -                 -           -

PROPERTY, PLANT & EQUIPMENT:
  In service......................................          60        177,811             2,487               -         6,189
  Construction work in progress...................         -              353               -                 -           970
                                                    -----------  -------------  ----------------  ----------------  ----------
    Total property, plant and equipment...........          60        178,164             2,487               -         7,159
      Less accumulated depreciation...............          28         22,261               722               -           705
                                                    -----------  -------------  ----------------  ----------------  ----------
  Net property, plant and equipment...............          32        155,903             1,765               -         6,454

DEFERRED CHARGES..................................       1,976         14,545                16               -           -
                                                    -----------  -------------  ----------------  ----------------  ----------
TOTAL ASSETS......................................  $  206,256   $    199,819   $         2,603   $           (49)  $  14,256
                                                    ===========  =============  ================  ================  ==========

                                                        NOARK                          NOARK
(dollars in thousands)                                 Pipeline      Consolidating  Consolidated
                                                    Finance, L.L.C.   Adjustments    Statements
                                                    ---------------  -------------  ------------
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents.......................  $          -     $     (2,825)  $       838
  Accounts receivable - customers.................             -              -           4,201
  Accounts receivable - affiliates................             448        (49,894)        3,851
  Accounts receivable - other.....................             -              -              37
  Materials and supplies, at average cost.........             -              -             561
  Prepayments and other...........................           2,000         (2,000)           44
                                                    ---------------  -------------  ------------
    Total current assets..........................           2,448        (54,719)        9,532

OTHER PROPERTY AND INVESTMENTS, at cost...........             -         (180,391)          -

PROPERTY, PLANT & EQUIPMENT:
  In service......................................             -              -         186,547
  Construction work in progress...................             -              -           1,323
                                                    ---------------  -------------  ------------
    Total property, plant and equipment...........             -              -         187,870
      Less accumulated depreciation...............             -              -          23,716
                                                    ---------------  -------------  ------------
  Net property, plant and equipment...............             -              -         164,154

DEFERRED CHARGES..................................          73,000        (74,556)       14,981
                                                    ---------------  -------------  ------------
TOTAL ASSETS......................................  $       75,448   $   (309,666)  $   188,667
                                                    ===============  =============  ============

                                      -24-

Exhibit A

NOARK Pipeline System, Limited Partnership
Consolidating Balance Sheet
December 31, 2000

                                                      NOARK        Ozark Gas       Arkansas            NOARK        Ozark Gas
(dollars in thousands)                               Pipeline    Transmission,      Western            Energy       Gathering,
                                                     System, LP      L.L.C.     Pipeline, L.L.C.  Services, L.L.C.    L.L.C.
                                                    -----------  -------------  ----------------  ----------------  ----------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable - affiliates...................  $   27,097   $        -     $           -     $        19,707   $     349
  Accounts payable - other........................         -              (33)              -                 581       6,017
  Accrued taxes...................................         -              841               -                 -             6
  Accrued interest................................         -              -                 -                 -           -
  Long-term debt due within one year..............       2,000            -                 -                 -           -
  Other...........................................         294            135               -               2,459       2,691
                                                    -----------  -------------  ----------------  ----------------  ----------
    Total current liabilities.....................      29,391            943               -              22,747       9,063

LONG-TERM DEBT....................................      73,000            -                 -                 -           -

OTHER LIABILITIES.................................         -            1,916               -                 260       1,307

STOCKHOLDERS' EQUITY:
  Common stockholders' equity.....................     112,936        168,912             1,974               -         2,019
  Retained earnings...............................      (9,071)        28,048               629           (23,056)      1,867
                                                    -----------  -------------  ----------------  ----------------  ----------
    Total stockholders' equity....................     103,865        196,960             2,603           (23,056)      3,886
                                                    -----------  -------------  ----------------  ----------------  ----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY........  $  206,256   $    199,819   $         2,603   $           (49)  $  14,256
                                                    ===========  =============  ================  ================  ==========

                                                        NOARK                          NOARK
(dollars in thousands)                                 Pipeline      Consolidating  Consolidated
                                                    Finance, L.L.C.   Adjustments    Statements
                                                    ---------------  -------------  ------------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable - affiliates...................  $          -     $    (47,139)  $        14
  Accounts payable - other........................             -              -           6,565
  Accrued taxes...................................             -              -             847
  Accrued interest................................             448            -             448
  Long-term debt due within one year..............           2,000         (2,000)        2,000
  Other...........................................             -           (5,579)          -
                                                    ---------------  -------------  ------------
    Total current liabilities.....................           2,448        (54,718)        9,874

LONG-TERM DEBT....................................          73,000        (73,000)       73,000

OTHER LIABILITIES.................................             -           (1,555)        1,928

STOCKHOLDERS' EQUITY:
  Common stockholders' equity.....................             -         (172,905)      112,936
  Retained earnings...............................             -           (7,488)       (9,071)
                                                    ---------------  -------------  ------------
    Total stockholders' equity....................             -         (180,393)      103,865
                                                    ---------------  -------------  ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY........  $       75,448   $   (309,666)  $   188,667
                                                    ===============  =============  ============

                                      -25-

Exhibit A

NOARK Pipeline System, Limited Partnership
Consolidating Statement of Income
Year Ended December 31, 2000

                                                      NOARK        Ozark Gas       Arkansas            NOARK        Ozark Gas
(dollars in thousands)                               Pipeline    Transmission,      Western            Energy       Gathering,
                                                     System, LP      L.L.C.     Pipeline, L.L.C.  Services, L.L.C.    L.L.C.
                                                    -----------  -------------  ----------------  ----------------  ----------
OPERATING REVENUES................................  $      -     $     19,757   $           417   $        35,304   $  62,541

OPERATING EXPENSES:
  Gas purchased for resale........................         -           (3,127)              -              45,371      62,452
  Other operation and maintenance.................      (2,030)         5,237                66                 1         526
  Depreciation....................................           5          3,237                98               -           250
  Taxes other than income.........................           1            998                21               -            15
                                                    -----------  -------------  ----------------  ----------------  ----------
    Total operating expenses......................      (2,024)         6,345               185            45,372      63,243
                                                    -----------  -------------  ----------------  ----------------  ----------
OPERATING INCOME..................................       2,024         13,412               232           (10,068)       (702)

OTHER INCOME (EXPENSES), Net......................           8              5               -                 -             8
                                                    -----------  -------------  ----------------  ----------------  ----------
EARNINGS BEFORE INTEREST AND TAXES................       2,032         13,417               232           (10,068)       (694)

INTEREST INCOME (EXPENSES):
  Interest income.................................         137            -                 -                 -           -
  Interest on long-term debt......................      (5,904)          (540)               (4)              -           -
                                                    -----------  -------------  ----------------  ----------------  ----------
    Net interest income (expense).................      (5,767)          (540)               (4)              -           -

NET INCOME BEFORE CONTRIBUTION FROM SUBSIDIARIES..      (3,735)        12,877               228           (10,068)       (694)

INCOME FROM SUBSIDIARIES..........................       2,343            -                 -                 -           -
                                                    -----------  -------------  ----------------  ----------------  ----------
NET INCOME (LOSS).................................  $   (1,392)  $     12,877   $           228   $       (10,068)  $    (694)
                                                    ===========  =============  ================  ================  ==========

                                                        NOARK                          NOARK
(dollars in thousands)                                 Pipeline      Consolidating  Consolidated
                                                    Finance, L.L.C.   Adjustments    Statements
                                                    ---------------  -------------  ------------
OPERATING REVENUES................................  $          -     $    (44,386)  $    73,633

OPERATING EXPENSES:
  Gas purchased for resale........................             -          (44,386)       60,310
  Other operation and maintenance.................             -              -           3,800
  Depreciation....................................             -              -           3,590
  Taxes other than income.........................             -              -           1,035
                                                    ---------------  -------------  ------------
    Total operating expenses......................             -          (44,386)       68,735
                                                    ---------------  -------------  ------------
OPERATING INCOME..................................             -              -           4,898

OTHER INCOME (EXPENSES), Net......................             -              -              21
                                                    ---------------  -------------  ------------
EARNINGS BEFORE INTEREST AND TAXES................             -              -           4,919

INTEREST INCOME (EXPENSES):
  Interest income.................................           5,457         (5,457)          137
  Interest on long-term debt......................          (5,457)         5,457        (6,448)
                                                    ---------------  -------------  ------------
    Net interest income (expense).................             -              -          (6,311)

NET INCOME BEFORE CONTRIBUTION FROM SUBSIDIARIES..             -              -          (1,392)

INCOME FROM SUBSIDIARIES..........................             -           (2,343)          -
                                                    ---------------  -------------  ------------
NET INCOME (LOSS).................................  $          -     $     (2,343)  $    (1,392)
                                                    ===============  =============  ============

                                      -26-

Exhibit A

NOARK Pipeline System, Limited Partnership
Consolidating Statement of Retained Earnings
Year Ended December 31, 2000

                                                      NOARK        Ozark Gas       Arkansas            NOARK        Ozark Gas
(dollars in thousands)                               Pipeline    Transmission,      Western            Energy       Gathering,
                                                     System, LP      L.L.C.     Pipeline, L.L.C.  Services, L.L.C.    L.L.C.
                                                    -----------  -------------  ----------------  ----------------  ----------
BALANCE AT BEGINNING OF PERIOD....................  $   (7,679)  $     15,171   $           401   $       (12,988)  $   2,561

ADD - net income (loss)...........................      (1,392)        12,877               228           (10,068)       (694)
                                                    -----------  -------------  ----------------  ----------------  ----------
BALANCE AT END OF PERIOD..........................  $   (9,071)  $     28,048   $           629   $       (23,056)  $   1,867
                                                    ===========  =============  ================  ================  ==========

                                                        NOARK                          NOARK
(dollars in thousands)                                 Pipeline      Consolidating  Consolidated
                                                    Finance, L.L.C.   Adjustments    Statements
                                                    ---------------  -------------  ------------
BALANCE AT BEGINNING OF PERIOD....................  $          -     $     (5,145)  $    (7,679)

ADD - net income (loss)...........................             -           (2,343)       (1,392)
                                                    ---------------  -------------  ------------
BALANCE AT END OF PERIOD..........................  $          -     $     (7,488)  $    (9,071)
                                                    ===============  =============  ============

                                      -27-

Exhibit A

Transok Holding, LLC
Consolidating Balance Sheet
December 31, 2000

                                                      Transok                     Transok        Transok          Transok
(dollars in thousands)                                Holding,     Transok,    Gas Gathering,  Gas Processing,      Gas,
                                                        LLC          LLC            LLC             LLC             LLC
                                                    -----------  ------------  --------------  ---------------  ----------
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents.......................  $      -     $       -     $         -     $          -     $     -
  Accounts receivable - customers,
    less reserve of $463..........................         -          11,304             743            1,418      28,269
  Accounts receivable - affiliates................         -             -               -             52,366         -
  Fuel inventories................................         -             -               -                -        85,821
  Materials and supplies, at average cost.........         -           2,779             -                -           -
  Prepayments and other...........................         -             741             -                -           -
  Accumulated deferred tax assets.................         -             -               -                -            14
                                                    -----------  ------------  --------------  ---------------  ----------
    Total current assets..........................         -          14,824             743           53,784     114,104

OTHER PROPERTY AND INVESTMENTS, at cost...........        (877)      340,129             -                -           -

PROPERTY, PLANT & EQUIPMENT:
  In service......................................         -         404,327          88,759          216,985         -
  Construction work in progress...................         -           1,850           3,855            9,974         -
                                                    -----------  ------------  --------------  ---------------  ----------
    Total property, plant and equipment...........         -         406,177          92,614          226,959         -
      Less accumulated depreciation...............         -          10,042           7,374           12,995         -
                                                    -----------  ------------  --------------  ---------------  ----------
  Net property, plant and equipment...............         -         396,135          85,240          213,964         -

DEFERRED CHARGES..................................         -          (1,095)              3               50      30,671
                                                    -----------  ------------  --------------  ---------------  ----------
TOTAL ASSETS......................................  $     (877)  $   749,993   $      85,986   $      267,798   $ 144,775
                                                    ===========  ============  ==============  ===============  ==========

                                                                     Transok
(dollars in thousands)                              Consolidating  Consolidated
                                                     Adjustments    Statements
                                                    -------------  ------------
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents.......................  $        -     $       -
  Accounts receivable - customers,
    less reserve of $463..........................           -          41,734
  Accounts receivable - affiliates................       (52,366)          -
  Fuel inventories................................           -          85,821
  Materials and supplies, at average cost.........           -           2,779
  Prepayments and other...........................           -             741
  Accumulated deferred tax assets.................           -              14
                                                    -------------  ------------
    Total current assets..........................       (52,366)      131,089

OTHER PROPERTY AND INVESTMENTS, at cost...........      (339,223)           29

PROPERTY, PLANT & EQUIPMENT:
  In service......................................           -         710,071
  Construction work in progress...................           -          15,679
                                                    -------------  ------------
    Total property, plant and equipment...........           -         725,750
      Less accumulated depreciation...............           -          30,411
                                                    -------------  ------------
  Net property, plant and equipment...............           -         695,339

DEFERRED CHARGES..................................           -          29,629
                                                    -------------  ------------
TOTAL ASSETS......................................  $   (391,589)  $   856,086
                                                    =============  ============

                                      -28-

Exhibit A

Transok Holding, LLC
Consolidating Balance Sheet
December 31, 2000

                                                      Transok                     Transok        Transok         Transok
(dollars in thousands)                                Holding,     Transok,    Gas Gathering,  Gas Processing,     Gas,
                                                        LLC          LLC            LLC             LLC            LLC
                                                    -----------  ------------  --------------  ---------------  ----------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable - affiliates...................  $      -     $   494,690   $      14,856   $          -     $  64,770
  Accounts payable - other........................         -          22,595              27             (138)     26,707
  Accrued taxes...................................         -           2,502             721              941          95
  Accrued interest................................         -           4,450             -                -           -
  Other...........................................         -           6,845              (3)             -           -
                                                    -----------  ------------  --------------  ---------------  ----------
    Total current liabilities.....................         -         531,082          15,601              803      91,572

LONG-TERM DEBT....................................         -         173,000             -                -           -

DEFERRED CREDITS AND OTHER LIABILITIES:
  Accumulated deferred income taxes...............         -          25,468          13,243           37,243          (2)
  Other...........................................         -          21,318             -                -           -
                                                    -----------  ------------  --------------  ---------------  ----------
    Total deferred credits and other liabilities..         -         219,786          13,243           37,243          (2)

STOCKHOLDERS' EQUITY:
  Common stockholders' equity.....................         -               2          61,154          202,713      49,662
  Retained earnings...............................        (877)         (877)         (4,012)          27,039       3,543
                                                    -----------  ------------  --------------  ---------------  ----------
    Total stockholders' equity....................        (877)         (875)         57,142          229,752      53,205
                                                    -----------  ------------  --------------  ---------------  ----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY........  $     (877)  $   749,993   $      85,986   $      267,798   $ 144,775
                                                    ===========  ============  ==============  ===============  ==========

                                                                     Transok
(dollars in thousands)                              Consolidating  Consolidated
                                                     Adjustments    Statements
                                                    -------------  ------------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable - affiliates...................  $    (52,365)  $   521,951
  Accounts payable - other........................           -          49,191
  Accrued taxes...................................           -           4,259
  Accrued interest................................           -           4,450
  Other...........................................           -           6,842
                                                    -------------  ------------
    Total current liabilities.....................       (52,365)      586,693

LONG-TERM DEBT....................................           -         173,000

DEFERRED CREDITS AND OTHER LIABILITIES:
  Accumulated deferred income taxes...............           -          75,952
  Other...........................................           -          21,318
                                                    -------------  ------------
    Total deferred credits and other liabilities..           -          97,270

STOCKHOLDERS' EQUITY:
  Common stockholders' equity.....................      (313,531)          -
  Retained earnings...............................       (25,693)         (877)
                                                    -------------  ------------
    Total stockholders' equity....................      (339,224)         (877)
                                                    -------------  ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY........  $   (391,589)  $   856,086
                                                    =============  ============

                                      -29-

Exhibit A

Transok Holding, LLC
Consolidating Statement of Income
Year Ended December 31, 2000

                                                      Transok                     Transok         Transok        Transok
(dollars in thousands)                                Holding,     Transok,    Gas Gathering,  Gas Processing,     Gas,
                                                        LLC          LLC            LLC             LLC            LLC
                                                    -----------  ------------  --------------  ---------------  ----------
OPERATING REVENUES................................  $      -     $    55,277   $      11,462   $      211,078   $ 716,475

OPERATING EXPENSES:
  Gas purchased for resale........................         -              35             -             17,854     715,884
  Other operation and maintenance.................         -          33,764          11,777          142,734         -
  Depreciation....................................         -           7,013           4,701            8,843         -
  Taxes other than income.........................         -           5,098           1,853            2,169         210
                                                    -----------  ------------  --------------  ---------------  ----------
    Total operating expenses......................         -          45,910          18,331          171,600     716,094
                                                    -----------  ------------  -------------   ---------------  ----------
OPERATING INCOME..................................         -           9,367          (6,869)          39,478         381

OTHER INCOME (EXPENSES), Net......................         -             395             185               21         -
                                                    -----------  ------------  --------------  ---------------  ----------
EARNINGS BEFORE INCOME TAXES......................         -           9,762          (6,684)          39,499         381

INTEREST INCOME (EXPENSES):
  Interest income.................................         -               1             -                -           392
  Interest on long-term debt......................         -         (14,061)            -                -           -
  Other interest charges..........................         -         (33,376)            -                -           -
                                                    -----------  ------------  --------------  ---------------  ----------
    Net interest income (expenses)................         -         (47,436)            -                -           392

EARNINGS BEFORE INCOME TAXES......................         -         (37,674)         (6,684)          39,499         773

INCOME TAX EXPENSES...............................         -         (14,564)         (2,673)          15,300         297
                                                    -----------  ------------  --------------  ---------------  ----------
NET INCOME BEFORE CONTRIBUTION FROM SUBSIDIARIES..         -         (23,110)         (4,011)          24,199         476

INCOME FROM SUBSIDIARIES..........................      (2,446)       20,664             -                -           -
                                                    -----------  ------------  --------------  ---------------  ----------
NET INCOME (LOSS).................................  $   (2,446)  $    (2,446)  $      (4,011)  $       24,199   $     476
                                                    ===========  ============  ==============  ===============  ==========

                                                                     Transok
(dollars in thousands)                              Consolidating  Consolidated
                                                     Adjustments    Statements
                                                    -------------  ------------
OPERATING REVENUES................................  $   (316,860)  $   677,432

OPERATING EXPENSES:
  Gas purchased for resale........................      (316,860)      416,913
  Other operation and maintenance.................           -         188,275
  Depreciation....................................           -          20,557
  Taxes other than income.........................           -           9,330
                                                    -------------  ------------
    Total operating expenses......................      (316,860)      635,075
                                                    -------------  ------------
OPERATING INCOME..................................           -          42,357

OTHER INCOME (EXPENSES), Net......................           -             601
                                                    -------------  ------------
EARNINGS BEFORE INTEREST AND TAXES................           -          42,958

INTEREST INCOME (EXPENSES):
  Interest income.................................           -             393
  Interest on long-term debt......................           -         (14,061)
  Other interest charges..........................           -         (33,376)
                                                    -------------  ------------
    Net interest income (expenses)................           -         (47,044)

EARNINGS BEFORE INCOME TAXES......................           -          (4,086)

INCOME TAX EXPENSES...............................           -          (1,640)
                                                    -------------  ------------
NET INCOME BEFORE CONTRIBUTION FROM SUBSIDIARIES..           -          (2,446)

INCOME FROM SUBSIDIARIES..........................       (18,218)          -
                                                    -------------  ------------
NET INCOME (LOSS).................................  $    (18,218)  $    (2,446)
                                                    =============  ============

                                      -30-

Exhibit A

Transok Holding, LLC
Consolidating Statement of Retained Earnings
Year Ended December 31, 2000

                                                      Transok                     Transok         Transok         Transok
(dollars in thousands)                                Holding,     Transok,    Gas Gathering,  Gas Processing,      Gas,
                                                        LLC          LLC            LLC              LLC            LLC
                                                    -----------  ------------  --------------  ---------------  ----------
BALANCE AT BEGINNING OF PERIOD....................  $    1,569   $     1,569   $          (1)  $        2,840   $   3,067

ADD - net income (loss)...........................      (2,446)       (2,446)         (4,011)          24,199         476
                                                    -----------  ------------  --------------  ---------------  ----------
BALANCE AT END OF PERIOD..........................  $     (877)  $      (877)  $      (4,012)  $       27,039   $   3,543
                                                    ===========  ============  ==============  ===============  ==========

                                                                     Transok
(dollars in thousands)                              Consolidating  Consolidated
                                                     Adjustments    Statements
                                                    -------------  ------------
BALANCE AT BEGINNING OF PERIOD....................  $     (7,475)  $     1,569

ADD - net income (loss)...........................       (18,218)       (2,446)
                                                    -------------  ------------
BALANCE AT END OF PERIOD..........................  $    (25,693)  $      (877)
                                                    =============  ============

                                      -31-

Exhibit A

Origen Inc.
Consolidating Balance Sheet
December 31, 2000

                                                                   OGE                         Origen
(dollars in thousands)                               Origen       Energy     Consolidating  Consolidated
                                                      Inc.     Technologies   Adjustments    Statements
                                                    ---------  ------------  -------------  ------------
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents.......................  $     32   $       -     $        -     $        32
  Accounts receivable - affiliates................        62             1             (1)           62
  Accounts receivable - other.....................        34           -              -              34
                                                    ---------  ------------  -------------  ------------
    Total current assets..........................       128             1             (1)          128

OTHER PROPERTY AND INVESTMENTS, at cost...........     1,458           -              -           1,458
                                                    ---------  ------------  -------------  ------------
TOTAL ASSETS......................................  $  1,586   $         1   $         (1)  $     1,586
                                                    =========  ============  =============  ============

                                      -32-

Exhibit A

Origen Inc.
Consolidating Balance Sheet
December 31, 2000

                                                                   OGE                         Origen
(dollars in thousands)                               Origen       Energy     Consolidating  Consolidated
                                                      Inc.     Technologies   Adjustments    Statements
                                                    ---------  ------------  -------------  ------------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Other...........................................  $     70   $       -     $        -     $        70

STOCKHOLDERS' EQUITY:
  Common stockholders' equity.....................     5,001             1             (1)        5,001
  Retained earnings...............................    (3,485)          -              -          (3,485)
                                                    ---------  ------------  -------------  ------------
    Total stockholders' equity....................     1,516             1             (1)        1,516
                                                    ---------  ------------  -------------  ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY........  $  1,586   $         1   $         (1)  $     1,586
                                                    =========  ============  =============  ============

                                      -33-

Exhibit A

Origen Inc.
Consolidating Statement of Income
Year Ended December 31, 2000

                                                                   OGE                         Origen
(dollars in thousands)                               Origen       Energy     Consolidating  Consolidated
                                                      Inc.     Technologies   Adjustments    Statements
                                                    ---------  ------------  -------------  ------------
OPERATING REVENUES................................  $    -     $       -     $        -     $       -

OPERATING EXPENSES:
  Other operation and maintenance.................        29           -              -              29
                                                    ---------  ------------  -------------  ------------
OPERATING INCOME..................................       (29)          -              -             (29)

INTEREST INCOME (EXPENSES):
  Interest income.................................       113           -              -             113
  Other interest income...........................        (6)          -              -              (6)
                                                    ---------  ------------  -------------  ------------
    Net interest income (expenses)................       107           -              -             107
                                                    ---------  ------------  -------------  ------------
EARNINGS BEFORE INCOME TAXES......................        78           -              -              78

INCOME TAX EXPENSE................................        37           -              -              37
                                                    ---------  ------------  -------------  ------------
NET INCOME........................................  $     41   $       -     $        -     $        41
                                                    =========  ============  =============  ============

                                      -34-

Exhibit A

Origen Inc.
Consolidating Statement of Retained Earnings
Year Ended December 31, 2000

                                                                   OGE                         Origen
(dollars in thousands)                               Origen       Energy     Consolidating  Consolidated
                                                      Inc.     Technologies   Adjustments    Statements
                                                    ---------  ------------  -------------  ------------
BALANCE AT BEGINNING OF PERIOD....................  $ (3,526)  $    (2,001)  $      2,001   $    (3,526)

ADD - net income..................................        41           -              -              41

OTHER CHARGES TO RETAINED EARNINGS................       -           2,001         (2,001)          -
                                                    ---------  ------------  -------------  ------------
BALANCE AT END OF PERIOD..........................  $ (3,485)  $       -     $        -     $    (3,485)
                                                    =========  ============  =============  ============

                                      -35-